UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Coffee Holding Co., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COFFEE HOLDING CO., INC.

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, APRIL 23, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Coffee Holding Co., Inc. (the “Company”), dated February 28, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, April 23, 2020 at 3:00 p.m. Eastern time. This supplement to the Proxy Statement (“Supplement”) is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 1, 2020.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

* * *

FOR IMMEDIATE RELEASE:

Coffee Holding Co., Inc. Changes its Annual Meeting of Stockholders to a Virtual Format

STATEN ISLAND, New York – April 1, 2020. Coffee Holding Co., Inc. (Nasdaq: JVA) (the “Company”) today announced that the location of its 2020 Annual Meeting of Stockholders will be changed from an in person meeting to a virtual format. The 2020 Annual Meeting of Stockholders (the “Annual Meeting”), which was previously announced in the Company’s Notice of 2020 Annual Meeting and Proxy Statement and filed with the Securities and Exchange Commission (“SEC”) on February 28, 2020, and originally mailed to stockholders on or about February 28, 2020, will still be held on April 23, 2020 at 3:00 p.m. Eastern time, but in a virtual meeting format only, available at https://www.iproxydirect.com/JVA. In order to attend the virtual Annual Meeting, stockholders must enter the control number found on their proxy card or voting instruction form which stockholders previously received.

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of the Company’s employees, stockholders, and partners, the location of the Company’s Annual Meeting has been changed. As previously announced, the Annual Meeting will be held on Thursday, April 23, 2020 at 3:00 p.m. Eastern time. In light of public health impact described above, the Company has decided to hold the Annual Meeting in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting dated February 28, 2020, stockholders are entitled to notice of, and to vote at the Annual Meeting, if they were a stockholder of record as of the close of business on February 25, 2020, the record date. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website, https://www.iproxydirect.com/JVA, during the meeting. Whether or not stockholders plan to virtually attend the Annual Meeting, the Company urges stockholders to vote and submit their proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote stockholders’ shares in connection with the Annual Meeting. If you hold your shares in a brokerage account in your broker’s or another nominee’s name (held in “street name”), you are a beneficial owner and you should follow the voting directions provided by your broker or nominee.

To access the Company’s Notice of 2020 Annual Meeting and Proxy Statement as filed with the SEC on February 25, 2020 online, please visit the SEC’s website at www.sec.gov.

About Coffee Holding

Coffee Holding Co., Inc. is a leading integrated wholesale coffee roaster and dealer in the United States and one of the few coffee companies that offers a broad array of coffee products across the entire spectrum of consumer tastes, preferences and price points. Coffee Holding has been a family-operated business for three generations and has remained profitable through varying cycles in the coffee industry and the economy. The Company’s private label and branded coffee products are sold throughout the United States, Canada and abroad to supermarkets, wholesalers, and individually owned and multi-unit retail customers.

Forward looking statements

Any statements that are not historical facts contained in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the Company’s outlook on the revenue growth at Steep N Brew and Comfort Foods. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performanceor achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. We have based these forward-looking statements upon information available to management as of the date of this release and management’s expectations and projections about certain future events. It is possible that the assumptions made by management for purposes of such statements may not materialize. Such statements may involve risks and uncertainties, including but not limited to those relating to product demand, pricing, market acceptance, hedging activities, the effect of economic conditions, intellectual property rights, the outcome of competitive products, risks in product development, the results of financing efforts, the ability to complete transactions and other factors discussed from time to time in the Company’s Securities and Exchange Commission filings. The Company undertakes no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made.

Company Contact
Coffee Holding Co., Inc.
Andrew Gordon
President & CEO
718-832-0800

COFFEE HOLDING CO., INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING A CHANGE OF THE LOCATION OF THE ANNUAL MEETING OF STOCKHOLDERS
DATE:	APRIL 23, 2020
TIME:	3:00 P.M. LOCAL TIME
LOCATION:	HTTPS://WWW.IPROXYDIRECT.COM/JVA

THE 2020 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”) OF COFFEE HOLDING CO., INC. (THE “COMPANY”) WILL STILL BE HELD ON APRIL 23, 2020 AT 3:00 P.M. EASTERN TIME, BUT IN A VIRTUAL MEETING FORMAT ONLY. STOCKHOLDERS MAY ATTEND THE ANNUAL MEETING BY VISITING  HTTPS://WWW.IPROXYDIRECT.COM/JVA.

IN ORDER TO ATTEND THE VIRTUAL ANNUAL MEETING, STOCKHOLDERS MUST ENTER THE CONTROL NUMBER FOUND ON THEIR PROXY CARD OR VOTING INSTRUCTION FORM WHICH STOCKHOLDERS PREVIOUSLY RECEIVED.

AS DESCRIBED IN THE PROXY MATERIALS FOR THE ANNUAL MEETING DATED FEBRUARY 28, 2020, ORIGINALLY MAILED TO STOCKHOLDERS ON OR ABOUT FEBRUARY 28, 2020, STOCKHOLDERS OF THE COMPANY ARE ENTITLED TO NOTICE OF, AND TO VOTE AT THE ANNUAL MEETING, IF THEY WERE A STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON FEBRUARY 25, 2020, THE RECORD DATE.

STOCKHOLDERS MAY VOTE DURING THE ANNUAL MEETING BY FOLLOWING THE INSTRUCTIONS AVAILABLE ON THE MEETING WEBSITE, HTTPS://WWW.IPROXYDIRECT.COM/JVA, DURING THE MEETING. WHETHER OR NOT STOCKHOLDERS PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, THE COMPANY URGES STOCKHOLDERS TO VOTE AND SUBMIT THEIR PROXY IN ADVANCE OF THE MEETING BY ONE OF THE METHODS DESCRIBED IN THE PROXY MATERIALS FOR THE ANNUAL MEETING. THE PROXY CARD INCLUDED WITH THE PROXY MATERIALS PREVIOUSLY DISTRIBUTED WILL NOT BE UPDATED TO REFLECT THE CHANGE IN LOCATION AND MAY CONTINUE TO BE USED TO VOTE STOCKHOLDERS’ SHARES IN CONNECTION WITH THE ANNUAL MEETING. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT IN YOUR BROKER’S OR ANOTHER NOMINEE’S NAME (HELD IN “STREET NAME”), YOU ARE A BENEFICIAL OWNER AND YOU SHOULD FOLLOW THE VOTING DIRECTIONS PROVIDED BY YOUR BROKER OR NOMINEE.

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST BEFORE APRIL 9, 2020.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/JVA UNTIL 11:59 PM EASTERN TIME APRIL 22, 2020.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

Coffee Holding Co., Inc.
SHAREHOLDER SERVICES
1 Glenwood Ave Suite 1001
Raleigh NC 27603

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT